SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: September 8, 1999
(Date of earliest event reported)

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Pooling and Master Servicing Agreement, dated as of September 1, 1999, relating to the Fremont Home Loan Trust 1999-3, Home Loan Asset Backed Certificates, Series 1999-3)


                 PaineWebber Mortgage Acceptance Corporation IV
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                   333-79283                      06-1204982
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(State or Other Jurisdiction  (Commission   (I.R.S. Employer Identification No.)
    of Incorporation)         File Number)


1285 Avenue of the Americas
New York, New York                                               10019
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (212) 713-2000


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events

            Attached as exhibit are certain Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the
PSA) prepared by PaineWebber Incorporated which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
        (99.1)                            Collateral Term Sheets prepared by
                                          PaineWebber Incorporated in connection
                                          with Fremont Home Loan Trust 1999-3,
                                          Home Loan Asset Backed Certificates,
                                          Series 1999-3

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PAINEWEBBER MORTGAGE ACCEPTANCE
                                                 CORPORATION IV

September 10, 1999
                                                 By:  /s/ Barbara Dawson
                                                    ----------------------------
                                                    Name:  Barbara Dawson
                                                    Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.     Description                                   Electronic (E)
----------      -----------                                   --------------
(99.1)                                                               E
                Collateral Term Sheets prepared by
                PaineWebber Incorporated in connection
                with Fremont Home Loan Trust 1999-3,
                Home Loan Asset Backed Certificates,
                Series 1999-3